Brush Engineered Materials Inc. Profile Publicly traded since 1956: NYSE-listed since 1972 Founded 1931 as Brush Beryllium Company, recently celebrated 75th anniversary Building off earlier pioneering technical work at Brush Laboratories Initial scope was development of commercial markets With onset of WW II and post war period, significant growth in defense and eventually, aerospace applications Mid-70s: major expansion of new commercial markets Today, commercial markets represent 90% + of revenues

Brush Engineered Materials Inc. Profile A leading manufacturer of high performance specialty engineered materials and services ... an enabling materials technology company Operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from consumer electronics to heavy mining equipment

Brush Engineered Materials Collaborating with customers worldwide to solve material application challenges ... with a focus on enabling technology and services "Own" a Niche orientation ... non-commodity Focus on global growth and service Realigning product and service portfolios towards favorable trends ... targeted to achieve strong profitable growth Employees who are passionately focused on exceeding customer expectations A common culture across our operating companies

Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 20.7 million at 6/30/07 Market Cap: Approximately $900 million at 6/30/07 Component of: S&P Super Composite 1500 Russell 2000 S&P Small Cap 600 Annual Revenue: $763 million @ 12/31/06, over $ 1 billion expected in 2007 Diluted EPS: $2.45 for 2006 which includes a favorable tax valuation allowance benefit of $1.07, or $1.38 excluding the allowance Debt to Total 11% at 6/30/07 Capitalization: Overview

Second Quarter 2007 Recap Quarterly Revenue Up $46.5 million or 25% compared to second quarter 2006 The eighteenth consecutive quarter where sales were higher than the comparable quarter the previous year Metal prices accounted for approximately 3% of the sales increase and organic growth was 22% International sales were 42% of the total EPS Earnings per share of $0.38 diluted compared to $0.35 diluted for the second quarter of 2006 Includes ($0.15) per share charge related to an isolated production ramp-up quality issue and ($0.13) per share non-cash lower of cost or market inventory charge due to the decline in the market price of ruthenium Partially offsetting these charges is a margin benefit of $0.14 per share related to the sale of low-cost ruthenium that was in the production system at the beginning of the year The net impact of the above three items was ($0.14) per share

Global Leader in High Performance Engineered Materials Q-2 2007 Revenue by Market Other Telecommunications Data Storage Industrial Components Aerospace & Defense Automotive Appliance 0.07 0.4 0.26 0.08 0.07 0.07 0.05 Other Appliance Aerospace & Defense Automotive Data Storage Industrial Components Telecommunication & Computer

Strong customer collaboration ... providing enabling technology solutions and service Materials that meet design challenges requiring - Strength - Reliability - Electrical conductivity - Miniaturization - Weight reduction - Corrosion resistance - Reflectivity - Thermal conductivity Targeting growth applications in growing markets Advancing the World's Technologies

Typical End Uses Magnetic Data Storage for hard disk drives Industrial products For Oil & Gas and Mining Medical Devices Cellular phones, I-Pods and other wireless communication devices Notebook and network computers Electronic components in cars and trucks Commercial Aerospace Defense

Investment Highlights and Strengths Global Leader in High Performance Engineered Materials Unique Status as Fully Integrated Provider of Beryllium-Containing Products Broad Metallurgical Capabilities in Precious and Non-precious Metals Global Sales and Distribution Network Sales Based on End User Specifications Niche Oriented Product Offerings Strong Value Proposition in Served Markets Strategic Customer Relationships Significant Technical Capabilities Positive Long-term Market Trends Strong Growth in New Products, a culture of Innovation High Barriers to Entry Capacity to Support Profitable Market Growth Strong Balance Sheet Strong Cash Flow

Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments Advanced Material Technologies and Services Advanced Material Technologies and Services consists of Williams Advanced Materials Inc. (WAM) Specialty Engineered Alloys The Specialty Engineered Alloys segment consists of Alloy Products which includes bulk and strip form copper-based alloy products, hydroxide and the Company's line of ToughMet(r) materials Beryllium and Beryllium Composites The Beryllium and Beryllium Composites segment consists of Beryllium Products including beryllia ceramic manufactured by Brush Ceramic Products Inc. Engineered Material Systems The Engineered Material Systems segment is comprised of Technical Materials, Inc.

Advanced Material Technologies and Services YTD Q2-2007 Sales: $264.9 million $264.9 million; 55% Precious metal and specialty alloys for high reliability applications Products include precious and non-precious metal vapor deposition targets, frame lid assemblies, clad and precious metal preforms, high- temperature braze materials and ultra fine wire Industries served include magnetic and optical data storage, semi-conductor, performance film, wireless/photonics and precision optics Williams Advanced Materials (WAM)

Specialty Engineered Alloys YTD Q2-2007 Sales: $145.9 million $145.9 million; 30% Copper and nickel-based alloy materials, most of which incorporate beryllium Strip products are used in electronic connectors including PDA's, wireless communications equipment, notebook and network computers and automotive electronics that require high strength, formability and electrical conductivity Bulk products are rod, bar, tube and plate products for heavy equipment and aerospace bushings and bearings, oil & gas components and plastic mold materials where strength, corrosion and wear resistance, thermal conductivity and lubricity are critical performance requirements Alloy Products

Beryllium and Beryllium Composites YTD Q2-2007 Sales: $31.7 million $31.7 million; 7% Pure beryllium and aluminum-beryllium composites for high-performance applications, principally for medical, space and defense applications where stiffness, strength, lightweight, dimensional stability, reflectivity and x-ray/nuclear properties are critical. Beryllium Products

Engineered Material Systems YTD Q2-2007 Sales: $33.6 million $33.6 million; 7% Engineered material systems, including clad, plated and electron beam welded metals used in demanding connector applications Combines precious and non-precious metals in strip form for use in complex electrical components for telecommunications systems, computers and automotive electronics Technical Materials, Inc. (TMI)

Fully Integrated Beryllium Producer Beryllium and beryllium alloys are critical to many high performance applications Strong Lightweight Good formability Operate the only active bertrandite ore mine in the developed world 7,500 acres in Juab County, Utah Approximately 100 years of proven reserves Bertrandite Ore Mining & Extraction High reliability Thermal and electrical conductivity Corrosion and wear resistant Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network

Key Financial Statistics $in millions

In 2001, the computer and telecom market decline drove sales back to mid-90's levels In 2003, growth began to return to historical rates In 2004, 2005 and 2006 growth accelerated 92 93 94 95 96 97 98 99 0 1 2 3 4 5 '06 Sales 265 295 346 370 376 434 410 456 564 473 373 401 495 541 763 % Growth 0.11 0.17 0.07 0.02 0.15 -0.05 0.11 0.24 -0.16 -0.21 0.05 Historic Growth Rates 1992 - 1997 10.4% 1992 - 1999 8.2% Computer & Telecom market decline Year Returning to Historical Growth Rates

The decline in the telecom/computer market resulted in a 50% drop in the market segment's revenue comparing 2003 to 2000. Since then, this market continues to grow, driven by consumer electronics. $ in millions Change 2000 2003 2004 2005 2006 05-06 Telecom/Computer $277 $139 $206 $213 $319 $106 Magnetic and Optical Data Storage 56 53 52 67 94 27 Aerospace and Defense 34 37 49 58 80 22 Automotive Electronics 62 53 59 53 73 20 Industrial Components 62 42 43 51 66 15 Appliance 19 27 33 46 46 -- Medical -- -- -- 22 39 17 All Other 54 50 55 31 46 15 $564 $401 $497 $541 $763 $222

The 2nd quarter 2007 was the eighteenth consecutive quarter where sales were higher than the comparable quarter of the prior year. Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 99.5 101.8 94.2 105.6 125.9 128.6 125.8 116 130.4 134.7 135.6 140.6 167.7 187.1 200.4 207.8 250.3 233.6 2003 2005 2004 2006 2007

Positive Market Trends Electronic component manufacturers are being driven by end user demands to produce products that are smaller, lighter and faster Increased electronic component performance characteristics require materials that have enhanced mechanical, electrical and thermal properties Growing opportunity for thin film physical vapor deposition (PVD) products in the data storage and semiconductor markets Spending and conditions in the telecommunications and computer market have improved Conditions continue to be strong in the oil and gas, undersea, aerospace and heavy equipment markets. Brush has generated year-over-year sales growth in eighteen consecutive quarters

Capacity to Support Profitable Market Growth Operating with available excess capacity in Alloy Products Minor debottlenecking investments are required WAM's Brewster, New York facility is doubling its capacity in 2007 Well-positioned to support rapid sales growth with minimal incremental cash investment

Our on-going value creation initiatives are focused in three key areas Growth Expanding and diversifying the revenue base Targeting niche growth applications in growing markets New product innovation and service Ongoing global expansion Strategic acquisitions Margin Improvement Lean sigma-driven operating efficiency improvement New higher value add products Cost reductions Fixed and Working Capital Utilization Inventory turn improvement Lean sigma-driven factory utilization gains

New Products - Growing Applications in Growing Markets (all >10% annual growth expected) ... examples

Product	Market	Driver	Division
PVD Magnetic Media	Hard Disk Drive	Increase Storage capacity	WAM
PVD - UMB	Consumer Electronics	Miniaturization	WAM
PVD - Evap Pro	Compound Semi-conductor	Miniaturization	WAM
Chamber Service	PVD Customers	Service demands	WAM
PVD - Visilid	Optics	IR Wavelength	WAM
Alloy 390 Strip	Portable Elec	Miniaturization and	Alloy
ToughMet	O&G, Aerospace, Heavy Equipment	Reliability	Alloy
Clad Stainless-Aluminum Strip	Hard Disk Drive	Increase storage capacity	TMI

Balance Sheet ($ in millions) YTD 2nd Qtr 2000 2004 2005 2006 2007 Balance Sheet Debt $128.4 $ 72.5 $57.2 $48.9 $41.6 Debt to Debt Plus Equity 36% 26% 21% 15% 11% *2000 Balance Sheet debt includes major equipment lease **Note - Excludes precious metal consignment and other leases of: $18.9 $30.2 $55.5 $72.1 $56.7 *

Margins have improved through cost reduction and productivity improvement initiatives Historical Gross Margin Trends Margin % Sales ($MM) (1) Represents approximate G.P.% at 2004 metal prices 2000 2001 2002 2003 2004 2005 2006 0.21 0.14 0.13 0.18 0.22 0.2 0.23 564 473 373 401 496 541 763 0.039 0.0175 (1) (1) 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Margin Revenue

Segment Sales Review YTD Q2 2005 2006 2007 $ % $ % $ % Advanced Material Technologies and Services $209.5 38% $343.4 45% $264.9 55% Specialty Engineered Alloys 213.8 39% 275.6 36% 145.9 30% Beryllium and Beryllium Composites 53.1 10% 57.6 7% 31.7 7% Engineered Material Systems 49.9 9% 68.7 9% 33.6 7% Other 14.9 4% 17.8 3% 7.7 1% TOTAL $541.3 100% $763.1 100% $483.8 100% $ in millions

Segment Earnings YTD Q2 2005 2006 2007 Advanced Material Technologies and Services $20.4 $30.5 $36.8 Specialty Engineered Alloys (5.4) 7.9 6.7 Beryllium and Beryllium Composites 9.8 7.4 4.6 Engineered Material Systems 0.7 2.7 1.3 Other (6.0) (4.7) 0.1 TOTAL $19.5 $43.8 $49.5 $ in millions

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

What We Do Williams Advanced Materials develops, manufactures and markets materials and services of unique value for the Magnetic and Optical Data Storage, Wireless, Photonics, Semiconductor, Optics, Security, Hybrid Microelectronics, Defense and Performance Coating industries. We also support emerging technologies such as Photovoltaic, TFT/LCD, Memory, FCCL, Medical and Nanotechnology. Williams' products are primarily based on specialty metal products used in high reliability and performance applications.

Sales History 1990 1994 1999 2004 2005 2006 2007 East 38 72 110 168 218 344 YTD Q2 $267.4 M

Revenue by Market 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 YTD Q2 - 2007 Magnetic Data Storage Semiconductor Wireless and Photonics Shield Cleaning Services Traditional Micro. Optical Data Storage Other 44000 5000 20000 2000 13000 900 7100

International/Domestic Revenue Q2 - 2007 Intl. U.S. 28 72 Williams Advanced Materials Inc.

WAM Corporate Thin Film Products Electronic Packaging Products 2007 Business Structure Thin Film Services Fab Services Specialty Inorganic Materials

WAM Headquarters Buffalo, NY USA - Manufacturing Facility 100,000 Sq. Ft. overall, 6,500 Sq. Ft. of cleanroom, state-of-the-art machining/ milling/rolling/stamping/ cladding centers, target bonding, hydrostatic wire extrusion, high purity refining/recycling, metals casting, automated plating, full analytical capabilities, product Research & Development.

Specialty Alloys Operations Wheatfield, NY USA- Williams Specialty Alloys 30,000 Sq. Ft. with volume vacuum casting, rolling, annealing, powder atomizing and machining. 10 acres for expansion.

Williams Thin Film Products Operations Brewster, NY USA - 80,000 Sq. Ft. with vacuum melting, hot-pressing, milling, hot & cold rolling, automated machining, grinding, powder metallurgy lab, particle sizing and target bonding capabilities.

Far East Operations Singapore - WAM Far East Pte. Ltd. Target bonding, bonding wire production, Combo-Lids(r). assembly Taoyuan County, Taiwan - WAM Taiwan Target bonding, evaporation materials & bonding wire. Subic Bay, Philippines Combo-Lids(r), low-cost lids and preform - assembly, inspection and packaging.

Suzhou - China Suzhou, China 20,000 Sq ft. Target & Evaporation materials manufacturing, Target bonding services, Distribution, Warehousing, Sourcing, MgF manufacturing and packaging Located near Shanghai Airport and close to many technology centers located in Eastern China. Markets Serve: Semiconductor, Compound Semiconductor, UBM, MEMS, Data Storage, Security and Optics

Limerick, Ireland - OMC Scientific, Ltd. Subsidiary of WAM Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in Europe. Unique technology applied to opportunities in North America and Asia. Efforts focused in the semiconductor, magnetic media and other technology based markets. OMC - Limerick

OMC- Czech Louny, Czech Republic 20,000 Sq ft. Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in central and eastern Europe State of the art cleaning, stripping and packaging operations Markets Serve: Semiconductor, Compound Semiconductor, UBM, MEMS, Data Storage

Thin Film Technology (TFT) Buellton, CA Subsidiary of WAM Thin film coating and substrate patterning. Visi-Lid(tm) supply chain management. Capabilities: Electron Beam Evaporation, DC/RF Magnetron Sputtering, Photolithography (Substrate Patterning), Dicing, Tooling design, In House Machine shop

CERAC Milwaukee, WI Subsidiary of WAM Physical Vapor Deposition (PVD) materials for opthalmic, optic and performance applications. Specialty Inorganic Materials Unique technologies in chemical and powder processing

Target Bonding Centers Localized debonding/ bonding of PVD targets to backing plates: Buffalo, NY Brewster, NY Santa Clara, CA Limerick, Ireland Singapore Taiwan China

Global Service and Support Regional Offices (Sales and Applications Engineering support) Buffalo, NY Tokyo, Japan Brewster, NY Taoyuan, Taiwan Dallas, TX Singapore Tucson, AZ Manila, Philippines Santa Clara, CA London, England Buellton, CA Seoul, Korea Milwaukee, WI Limerick, Ireland Suzhou, China Louny, Czech Republic Worldwide Representatives Italy France Germany India China Sweden Israel

Q2- 2007 Product Mix Thin Film Materials Electronic Packaging Materials Shield Cleaning Services Refining Thin Film Deposition Services Rod 65 20 6 5 5

Thin Film Products PVD Materials Precious Metal Target Materials Non-Precious Metal, Cermets, Ceramics Vacuum Induction Melting Hot Pressing Vacuum Hot Pressing Hot Isostatic Pressing EVAPro(tm) Grade Evaporation Materials Localized Target Bonding Chamber Services Shield Cleaning and Conditioning Arc Spraying - Electro-polishing PM Refining and Upgrading Logistics Support Buffalo Brewster Milwaukee Wheatfield Singapore Taiwan Santa Clara Ireland Suzhou, China Louny, Czech

End Product Examples Utilizing Thin Film Deposition Materials

Packaging Materials FLA/Combo-Lid(r) Seam Seal/Microlid(tm) Preforms Clad Materials Braze Materials Ni Alloys Dental Coating, patterning and Visi-Lid(tm) (TFT) Packages (Zentrix) Buffalo Singapore Wheatfield Buellton WAM Taiwan WAM Philippines

New Product and Technology Development Visi-Lid(tm) - A transparent lid for New Photonics applications Silver Alloys for HD-DVD and Blue Ray Disc manufacturing Expanded refining/chamber services supporting the thin film materials business FCCL Materials Magnetic Media Materials Magnetic Head Materials Solar Panel Thin Film Materials Nanotechnology Materials

Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications.

Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments.

Thin film materials for both the read/write head and disc platter. Chamber Services complement materials offering. Applications growing into many commercial and mobile electronic products. Key Markets - Magnetic Head and Media

Customer Service Value "Packaging" Niche Exploitation Flexible Manufacturing Cost Model Product Breadth Global Presence Reputation Distinctive Competencies Wireless/Photonics Semiconductor Fab MEMS Optical Media Photovoltaics Nanotechnology UBM / FCCL Semiconductor Pck. Magnetic Data Storage Memory TFT/LCD Medical Optics

New Platforms by Market New Thin Film & Packaging Materials and Designs for: Magnetic Media (PMR) and Thin Film Head (TMR/PMR) Semiconductor Wafer Fabrication Under Bump Metallization (UBM) for Flip Chip Flexible Copper Clad Laminate (FCCL) Wireless and Photonics Photovoltaics (Solar Panels) MEMS and Photovoltaic Packaging Materials

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Brush Wellman Inc. Alloy Vision Brush Specialty Engineered Alloys provides technical expertise and flexible services to deliver value through innovative, practical engineered material solutions. Our products and services coupled with our world-wide distribution and logistics network are relied upon and trusted by our customers making us their ideal growth partner.

Safely and reliably provide the highest quality, innovative products and services, fast and on-time to all customers, when they want them at the lowest possible cost. Brush Wellman Inc. Alloy Mission

Alloy Products Operations Strategy-Lean Sigma Safety practices to provide an injury and illness free workplace Lean Manufacturing to reduce cycle times, further increase capacity, and provide industry leading service to our customers Six Sigma to provide industry leading product quality and to reduce costs Supply Chain Management to provide exactly what is needed, when it's needed, to where it's needed in exactly the right quantity Total Productive Maintenance to provide industry leading equipment reliability

Sales Based on End User Specifications Component Fabrication Component Manufacturing Sourcing Demand Generator Distribution Sales Marketing Brush Wellman Inc. Specifications Products

Brush Wellman Inc. Alloy Products

- **The primary business within the Specialty Engineered Alloys Segment, Alloy Products First Half 2007 sales were $145.9 million.**
- **Manufactures and sells copper and nickel based alloy systems metallurgically tailored to meet customers' specific performance requirements**
- **Product families:**
  - Strip products include thin gauge precision strip and thin diameter rod and wire. These products provide a combination of high strength, formability and electrical conductivity for connectors, contacts, switches, relays and shielding used in mobile communications devices, wireless communications equipment, storage area network systems, data networking equipment, servers, personal computers, appliances, and automotive electronics.
  - Bulk products include rod, bar, tube and plate. These products are known for superior strength, corrosion and wear resistance, thermal conductivity and lubricity. Applications include bearings and bushings for aerospace and heavy equipment, resistant welding components, oil & gas drilling components, plastic mold tooling and telecommunications housing equipment.



Bulk
33%
Strip
67%

BRUSH WELLMAN ALLOY PRODUCTS

Appliance Automotive Computer & Telecom Aerospace & Defense Industrial Process Other 9900000 8100000 24600000 6200000 13700000 Alloy Products Revenue by Market YTD Q2 2007

Strip Alloy Applications (strength, conductivity, spring characteristics) Automotive electronics Appliance switches Pressure Responsive Devices Fire Extinguisher Sprinkler Heads EMI Shielding Current Carrying Springs and Relays Integrated Circuit Sockets Electrical and Electronic Connectors in Mobile Handsets, PDA's, Base Stations, Storage Area Networks, Servers, and Personal Computers

Strip Products - Strategy Maintain focus on major end-use markets Computer Telecommunications (mobile & Infrastructure) Automotive Appliance Military Medical Defend leadership in traditional alloy strip, rod & wire Reduce total cost of manufacture to allow penetration of mid-range alloy applications Enhance product properties to provide additional value to customers Introduce new alloys to meet needs of targeted market opportunities Geographic Growth

Strip Products Strong Value Proposition

Copper-beryllium alloys, while premium priced, provide best-in-class performance


Competitive Alloy Comparison
High
Low
Performance Parameter (Formability, Conductivity, Stress Relax)
$ per Pound
Traditional Copper-Beryllium Alloys
390
BF 47
Brush 60
Alloy 174
CuNiSi
HS Phos Bronze
Phos Bronze
Brass

Brush Value Proposition

- Unique, high-performance materials
- Technical design capabilities
- Outstanding service center network
- Global marketing, sales and distribution

Note: Blue denotes Brush Engineered Materials' alloys; beige represents competitive materials.

BRUSH WELLMAN ALLOY PRODUCTS

Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Tooling for Metalworking Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

Bulk Products - Strategy Maintain focus on traditional end-use markets Aerospace Oil & Gas Plastics Power Generation Resistance Welding Undersea Introduce new alloys or product forms to meet needs of targeted market opportunities Focus on new non-traditional growth markets Bearings, Heavy Equipment & Mining, Marine, advanced Oil & Gas well components, Offshore & Downhole technology, and Pumps Geographic Growth Expand commercial operations in Asia Pacific, improve customer awareness and distribution

MoldMAX(r) Alloys for the Plastics Industry Value Proposition Provides molders with 20-40% increase in productivity Capital avoidance due to increased productivity Enables improved quality of molded parts ROI < 3 months Technical advantages Hardness of steel with the thermal conductivity of copper Fast machining rates High polishability Brush Wellman engineers use infrared imaging at the customers facility to pinpoint where MoldMAX(r) will provide the maximum benefit.

Lorain Casting Facility Spinodal and EquaCast(r) Technology-Winning! Strength and hardness is comparable to copper beryllium products Thermal conductivity The value proposition differentiates: Corrosion resistance Superb tribological properties (low friction, excellent wear resistance) adding value in reliability, uptime, and maintenance savings Machinability and design simplicity adding cost benefits to offset increased material costs Casting capability including size, shapes, tubes and quality No EH&S issues Lorain Technology: Expanding Brush Wellman's market and application reach Developing applications in markets where we are strong: Drilling Equipment, Aircraft Parts, Mold Tooling High performance copper based engineered materials: Developing markets/applications where technology is strong: Oil Well Completion Equipment, Mining, Heavy Equipment, Drivetrain Components, Hydraulic Systems, Engine Bearings, Semiconductor Fabrication

ToughMet(r) Outlasts Conventional Bearing Materials in 300-ton Mining Truck Steering Test 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 Hardened Steel 0 0.009 0.013 0.0375 Aluminum Bronze 0 0.0075 0.009 0.01 0.011 0.011 0.0125 0.015 0.016 0.019 0.02 0.022 0.025 0.0275 0.03 0.0325 0.035 0.0365 0.038 0.0405 0.0425 ToughMet 3 0 0 0 0 0 0 0 0 0 0 0.0005 0.001 0.0015 0.002 0.0026 0.0032 0.0038 0.004 0.0046 0.0051 0.006 Simulated Steering Wheel Turns (x1,000) Surface Wear (inches) Using identical bearing designs, this tests proved the average wear rate of steel was 90x greater than ToughMet 3, and the average wear rate of Aluminum Bronze was 7x greater than ToughMet 3.

ToughMet Bushings Protect Steel Mating Parts.
Example: Lubrication failure on bulldozer undercarriage

Steel pin protected by ToughMet bushing



Left side pin after 500 running hours against ToughMet 3 CX105 bushing.

Steel pin damaged by steel bushing



Right side pin after 500 running hours against hardened steel (HRC 50) bushing.

Pin hardness = HRC60.

BRUSH WELLMAN ALLOY PRODUCTS

ToughMet(r) Industrial Components Results:

Significantly Higher Durability has been Confirmed for ToughMet(r)

Brush International, Inc. Brush International Inc. is a wholly owned subsidiary of Brush Engineered Materials Service centers in Germany, England, Japan and Singapore Representative offices in Korea, China and Taiwan Primary focus on the distribution of alloy products while providing local support to other Brush Engineered Materials' subsidiaries operating internationally Domestic International 0.45 0.55 Alloy International/Domestic Revenue First Half 2007

Singapore BW Technical / Marketing & BW Service Centers Tokyo / Fukaya Dongguang Hong Kong Reading, UK Stuttgart Taipei Shanghai Seoul Italy Spain/ Portugal BWS BWC BWT BWJ BWK S.E. Asia China Taiwan Japan Korea ASIA EUROPE EXPORT BWL BWG BWG BWG UK/ Ireland Germany Italy Spain BWI Export Brush International, Inc.

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Brush Wellman Beryllium Products Products Beryllium Metal - One of the lightest metals known - Family of vacuum hot and hot/cold isostatically pressed powder-derived metals AlBeMet? - Family of lightweight alloy composites - Extruded, rolled sheet and hot isostatically pressed powder-derived metals

Brush Wellman Beryllium Products Products - Cont. E-Materials - Family of low expansion, lightweight electronic packaging materials - Composites of beryllium metal and beryllium oxide Beryllium Oxide/ Chemicals - Ceramic-grade beryllium oxide powder - Specialty beryllium-containing chemicals

Brush Wellman Beryllium Products Facilities Elmore, Ohio Fremont, California

Key Product Attributes Be/AlBeMet(tm) Light Weight (Density) High Stiffness (Elastic Modulus) High Thermal Conductance/Capacity Low Thermal Expansion Be Transparent to X-Rays Neutron Reflector

Brush Wellman Beryllium Products Primary Competition...Alternative Materials Organic Composites (e.g. Carbon epoxy) Silicon carbide Metal Matrix Composites (e.g. Al - silicon carbide) Pyrolytic graphite Aluminum (high strength grades)

Major Defense/Aerospace Applications for Brush Wellman Beryllium Products Optics Optical substrate and support structure for visual and infrared target acquisition systems (fighter aircraft, helicopters, unmanned aerial vehicles, tanks), surveillance systems and astronomical telescopes. Satellites Structures and sensors for defense and commercial telecommuni- cations satellites. Electronics Electronic packaging for defense avionics, radar and electronic countermeasures systems for helicopters and fighter aircraft. Applications include circuit boards, covers and packages.

Major Commercial Applications for Brush Wellman Beryllium Products X-ray Windows Radiographic tube components for ? medical diagnostic (x-ray, mammography, CAT-scan), ? industrial and ? scientific equipment. Optical Scanners Mirrors for laser scanners used in reprographic and other high-performance laser applications. Motion control Structural components for high-precision semiconductor processing and industrial robotic equipment Acoustics High performance speaker components

Beryllium Products YTD Q2 2007 Revenue by Market 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Telecom/Computer Defense/Aerospace Industrial Componenst Medical Other Nuclear Reactor 0 0.49 0.22 0.17 0.1 0.02

International/Domestic Revenue Q2 2007 Intl. U.S. 28 72 Beryllium Products International 28% Domestic 72%

Major Applications, New Products and Platforms Beryllium Products Product Market New AlBeMet Products Defense Fabricated Products Defense Acoustic Speakers High grade Be foil Medical x-ray

Beryllium Products Brush Ceramic Products Located in Tucson, Arizona Products Ceramic substrates used in commercial and military packaging applications Ceramic laser bores for gas lasers used in medical and industrial applications Machined ceramic components used in military, oil and gas, semiconductor and microwave applications

Advanced Material Technologies and Services Specialty Engineered Alloys Beryllium and Beryllium Composites Engineered Material Systems Brush Engineered Materials Inc. Organized into Four Separate Reportable Segments

Technical Materials Inc. 2007 "Providing engineered metal strip products to leading technology manufacturers around the world."

Market History Founded in 1968, TMI's continuous clad and inlay technology produced high-reliability connector and switch materials for the telecom industry. Today TMI's products are used throughout the world by virtually all major technology markets. As a leader in reel-to-reel composite metals engineering, TMI differentiates itself through proprietary process technologies. TMI worldwide sales increased 37% in 2006. New product sales accounted for approximately half of this increase.

TMI Process Technologies Cladding Inlay Micro Laminates Electroplating Gold, Silver, Base Metals Selective and Overall Coatings Profiling Milling Skiving Continuous Electron Beam Welding Lead-Free Solder Coatings

TMI Sales Growth 2001 2002 2003 2004 2005 2006 2007 Fcst Sales 50 45 42.8 55.7 50.8 71.7 73 $ in millions

International/Domestic Revenue 2006 Intl. U.S. 0.09 0.91 International 11% Domestic 89%

Our Vision To be a leader in creating innovative engineered material solutions and services that make our customers competitive in global markets.

Technology Leader Quality ISO 9001-2000, Certified by Bureau Veritas ISO 14001, Certified by TUV Unique Tolerance Capabilities Extensive Digital and Vision-Controlled Processing Engineering Metallurgical Design Technical Customer Support

Our Major Markets Automotive Consumer Electronics Computer Semiconductor Energy Medical Automotive Telecom Computer Medical Other 47 18 26 4 5 Other 5% Telecom 18% Computer 26% Automotive 47% YTD 2Q 2007 Medical 4%

Strategic Growth Markets Computer Hard Drives Medical Devices Energy Systems

Application: Computer Hard Drive Suspension Materials Stainless/Aluminum Composites High Stiffness-to-Weight Performance Supports Higher Data Density Media

Application: Medical Implant Materials Electron Beam Welded and Clad Interconnects Niobium, Tantalum, Titanium, and Stainless Steel Systems

Application: Automotive High-Reliability Connector and Leadframe Materials Safety Devices Engine Performance Sensors Hybrid Components

Application: Consumer Electronics Leadframes for Digital Camera Sensors Cell Phone Passive Components

Application: Energy High-Performance Battery Materials Solar Cell Interconnects High-Temperature Fuel Cell Clad Materials

2007 Growth Strategy Continued Expansion of Electroplating through Process Technology Advantages Focus on Clad and Electron Beam Weld Product Development in High-Growth Niche Markets Continue to Expand TMI's Presence in the Far East

Beryllium Health and Safety Improved worker protection programs in place Rates of sensitization down among new workers Strong focus on regulations related to beryllium exposure Brush has continued to make progress on issues related to beryllium health and safety

Litigation Total Plaintiffs Total Cases Pending (including spouses) 12/31/05 13 54 12/31/06 13 54 03/30/07 12 52 06/29/07 10 32

Litigation In Q-2 2007, the plaintiff filed a request for dismissal in one case; and in one purported class action, following the Fifth Circuit's entry affirming the District Court's granting of the Company's motion to dismiss, the plaintiffs filed a motion for rehearing, which was denied, and the case has been finally decided. No new cases were filed during the quarter. Our caseload and number of plaintiffs will vary from quarter to quarter depending on new cases, additional plaintiffs, settlements, dismissals, amendments to complaints, etc. The Company believes it has substantial defenses in pending cases. The Company believes it has substantial defenses in pending cases.